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                                                 UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549

                                                   FORM 8-K

                                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported): February 22, 2007

                                      SOUTHERN CALIFORNIA EDISON COMPANY
                            (Exact name of registrant as specified in its charter)

             CALIFORNIA                    001-2313                        95-1240335
    (State or other jurisdiction          (Commission                   (I.R.S. Employer
          of incorporation)              File Number)                  Identification No.)

                                           2244 Walnut Grove Avenue
                                                (P.O. Box 800)
                                          Rosemead, California 91770
                         (Address of principal executive offices, including zip code)

                                                 626-302-2222
                             (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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        This current report and its exhibits include forward-looking statements. Southern California Edison
Company based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Southern California Edison Company. Southern California Edison Company has no
obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Southern California Edison Company's
Annual Report on Form 10-K for the year ended December 31, 2005, and subsequent Quarterly Reports on Form
10-Q.

                               Section 1 - Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement

        On February 23, 2007, Southern California Edison Company ("SCE") entered into an Amended and Restated
Credit Agreement (the "Credit Agreement") with JPMorgan Chase Bank, N.A., as Administrative Agent, Citicorp
North America, Inc., as Syndication Agent, and Credit Suisse, Lehman Commercial Paper Inc., and Wells Fargo
Bank, N.A., as Documentation Agents, and the lenders thereto.

        The amendments to the Credit Agreement increased the amount that SCE can borrow on a revolving basis from $1.7 billion to $2.5 billion, amended the fee structure and changed the termination date to February 23,
2012, which may be extended.  The Credit Agreement contains standard covenants and representations and warranties.  In connection with the amendment and restatement and at SCE's request, the Administrative Agent released the first mortgage bonds which had secured SCE's obligations under the facility.

        SCE expects that the credit facility will be used to support commercial paper issuances, for letters of credit and for general corporate purposes.

        Many of the investment banking firms that are a party to the Credit Agreement or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services for SCE and certain of its subsidiaries and affiliates, for which service they have in the past received, and may in the future receive, customary compensation and reimbursement of expenses.

        The foregoing description is qualified in its entirety by reference to the full text of the Credit
Agreement, filed as Exhibit 10.1 hereto and incorporated by reference herein.

                                       Section 2 - Financial Information

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant

        See Item 1.01.

                                Section 5 - Corporate Governance and Management

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers

        On February 22, 2007, the Compensation and Executive Personnel Committees of Edison International, the
parent holding company of SCE, and SCE approved the award of long-term incentives for 2007 to executive officers of SCE.  These long-term incentive
awards will have three components.  Two of the components are, as in recent years, Edison International nonqualified stock options and Edison International performance shares.  Edison International restricted stock units make up the third component of the awards.  The restricted stock units are generally scheduled to vest on January 2, 2010 and will, subject to required tax withholding, be paid in shares of Edison
International common stock.  A copy of the Edison International 2007 Long-Term Incentives Terms and
Conditions is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        On February 22, 2007, the SCE Compensation and Executive Personnel Committee also approved cash bonuses for 2006 for SCE's executive officers.  The executive officers listed below are the individuals that were designated as SCE's named executive officers in its proxy statement for the 2006 annual meeting of shareholders, along with Thomas M. Noonan, Senior Vice President and Chief Financial officer of SCE, who will be included as one of SCE's named executive officers in its proxy statement for the 2007 annual meeting of shareholders.  The 2006 cash bonus for each of the named executive officers is as follows:

        ------------------------------------- -----------------------------
        ------------------------------------        2006 Cash Bonus
              Named Executive Officer
        ------------------------------------- -----------------------------
        ------------------------------------- -----------------------------

        John E. Bryson, Chairman of the               $1,936,000 (1)
        Board, President and Chief
        Executive Officer of Edison
        International and Chairman of the
        Board of SCE

        ------------------------------------- -----------------------------
        ------------------------------------- -----------------------------

        Alan J. Fohrer, Chief Executive               $684,000 (1)
        Officer

        ------------------------------------- -----------------------------
        ------------------------------------- -----------------------------

        John R. Fielder, President                   $425,000 (1)

        ------------------------------------- -----------------------------
        ------------------------------------- -----------------------------

        Mahvash Yazdi, Senior Vice                    $301,000
        President and Chief Information Officer

        ------------------------------------- -----------------------------
        ------------------------------------- -----------------------------

        Thomas M. Noonan, Senior Vice                 $272,000
        President and Chief Financial
        Officer

        ------------------------------------- -----------------------------
        ______________

        (1)  Messrs. Bryson, Fohrer and Fielder were designated as named executive officers by Edison
             International in its proxy statement for its 2006 annual meeting of shareholders.  The amount shown for each executive is the aggregate cash bonus amount for the executive for service to
             Edison International and SCE for 2006, and is inclusive of (and not in addition to) any 2006 cash bonus amount reported by Edison International.

                                 Section 9 - Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits

(c)     Exhibits

        See the Exhibit Index below.

                                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SOUTHERN CALIFORNIA EDISON COMPANY
                                                        (Registrant)

                                               /s/ Linda G. Sullivan
                                               -------------------------------------------------
                                               Linda G. Sullivan
                                               Vice President and Controller

Date:  February 27, 2007

                                                 EXHIBIT INDEX

Exhibit No.         Description

10.1                Amended and Restated Credit Agreement, dated as of February 23,
                    2007, among Southern California Edison Company and JPMorgan Chase
                    Bank, N.A., as Administrative Agent, Citicorp North America, Inc.,
                    as Syndication Agent, Credit Suisse, Lehman Commercial Paper Inc.,
                    and Wells Fargo Bank, N.A., as Documentation Agents, and the lenders thereto

99.1                Edison International 2007 Long-Term Incentives Terms and Conditions
                    (File No. 1-9936, filed as Exhibit 99.1 to Edison International's
                    Form 8-K, dated February 22, 2007 and filed on February 27, 2007)*

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*Incorporated by reference pursuant to Rule 12b-32.